Exhibit 10.4

CCH I, LLC

and

CCH I CAPITAL CORP.,

as Issuers,

CHARTER COMMUNICATIONS HOLDINGS, LLC,

as Parent Guarantor,

and

THE BANK OF NEW YORK TRUST COMPANY, NA,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

11.00% Senior Secured Notes due 2015

DATED AS OF SEPTEMBER 14, 2006

FIRST SUPPLEMENTAL INDENTURE dated as of September 14, 2006 (this “Supplemental Indenture”), among CCH I, LLC, a Delaware limited liability company, CCH I CAPITAL CORP., a Delaware corporation (collectively, the “Issuers”), CHARTER COMMUNICATIONS HOLDINGS, LLC, a Delaware limited liability company (the “Parent Guarantor”), and THE BANK OF NEW YORK TRUST COMPANY, NA (the “Trustee”).

WHEREAS, the Issuers, the Parent Guarantor and the Trustee have entered into an Indenture dated as of September 28, 2005, by and among the Issuers, the Parent Guarantor and the Trustee (the “Indenture”), relating to the Issuers' 11.00% Senior Secured Notes due 2015 (the “Initial 11.00% Notes”);

WHEREAS, the Issuers and the Parent Guarantor desire and have requested that the Trustee join them in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Issuers of an additional $462,006,000 aggregate principal amount of 11.00% Senior Secured Notes due 2015 (the “Additional 11.00% Notes”);

WHEREAS, Section 2.02 of the Indenture provides for the issuance of Additional Notes and Section 9.01(3) of the Indenture permits supplementing the Indenture to establish a series of Additional Notes without the consent of any Holders;

WHEREAS, the Additional 11.00% Notes shall constitute Additional Notes pursuant to the Indenture;

WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture pursuant to its terms and the terms of the Indenture have been done.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

GENERAL TERMS AND CONDITIONS OF THE ADDITIONAL 11.00% NOTES.

        SECTION 1.01.  DESIGNATION OF NOTES.

The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Additional 11.00% Notes and shall not apply to any other Notes that have been or may be issued under the Indenture unless a supplemental indenture with respect to such other Notes specifically incorporates such changes, modifications and supplements. Pursuant to this Supplemental Indenture, there is hereby designated an additional $462,006,000 aggregate principal amount of the series of Notes under the Indenture entitled “11.00% Senior Secured Notes due 2015.” The Additional 11.00% Notes shall be evidenced by one or more Global Notes in the form of Exhibit A hereto. The Additional 11.00% Notes shall have the same terms, including without limitation, the same maturity date, interest rate, redemption and other provisions and interest payment dates as the Initial 11.00% Notes, and will be part of the same series as the Initial 11.00% Notes. For all purposes under the Indenture, the term “Notes” shall include the Initial 11.00% Notes and the Additional 11.00% Notes.

        SECTION 1.02.  OTHER TERMS OF THE NOTES.

(a) General. Without limiting the foregoing provisions of this Article I, the terms of the Additional 11.00% Notes shall be as set forth in the form of Notes set forth in Exhibit A hereto and as provided in the Indenture, as supplemented by this Supplemental Indenture.

(b) Issue Date; First Interest Payment. The Additional 11.00% Notes shall be issued on September 14, 2006 and shall accrue interest from the date of issuance.

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(c) Restricted Notes. The Global Notes evidencing the Additional 11.00% Notes shall initially bear the Private Placement Legend.

(d) CUSIP. The CUSIP numbers for the Additional 11.00% Notes shall initially be U1251NAB6, in the case of the Regulation S Global Note, and 12502BAD5, in the case of the QIB Global Note.

(e) Registration Rights Agreement. The Additional 11.00% Notes shall be entitled to the benefits of a Registration Rights Agreement, dated as of September 14, 2006, by and among the Issuers, CCH II, LLC, CCH II Capital Corp., the Parent Guarantor, Banc of America Securities LLC and Citigroup Global Markets Inc.

SECTION 1.03 DEFINITIONS. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned thereto in the Indenture.

ARTICLE II
ADDITIONAL ISSUANCE OF ADDITIONAL 11.00% NOTES.

Additional 11.00% Notes in the aggregate principal amount equal to $462,006,000 may, upon execution of this Supplemental Indenture, be executed by the Issuers and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Additional 11.00% Notes pursuant to Section 2.02 of the Indenture.

ARTICLE III
MISCELLANEOUS.

        SECTION 3.01.  AMENDMENT AND SUPPLEMENT.

This Supplemental Indenture or the Additional 11.00% Notes may be amended or supplemented as provided for in the Indenture.

        SECTION 3.02.  CONFLICTS.

In the event of any conflict between this Supplemental Indenture and the Indenture, the provisions of this Supplemental Indenture shall prevail.

        SECTION 3.03.  GOVERNING LAW.

THIS SUPPLEMENTAL INDENTURE AND THE ADDITIONAL 11.00% NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE ADDITIONAL 11.00% NOTES.

        SECTION 3.04.  COUNTERPARTS.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

        SECTION 3.05.  RATIFICATION.

The Indenture, as supplemented by this Supplemental Indenture, shall remain in full force and effect and is in all respects ratified and confirmed.

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        SECTION 3.06.  SEVERABILITY.

In case any one or more of the provisions contained in this Supplemental Indenture or in the Additional 11.00% Notes, as the case may be, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect or impair any other provisions of this Supplemental Indenture or of such Notes.

SECTION 3.07.  TRUSTEE DISCLAIMER.

The recitals contained herein shall be taken as the statements of the Issuers and the Parent Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

[Signature pages follow.]

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SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

CCH I, LLC
                         By: /s/ Eloise Schmitz
                         Name: Eloise E. Schmitz
                         Title: Senior Vice President, Strategic Planning

                        CCH I CAPITAL CORP.
                         By: /s/ Eloise Schmitz
                         Name: Eloise E. Schmitz
                         Title: Senior Vice President, Strategic Planning

                         CHARTER COMMUNICATIONS HOLDINGS, LLC,
                          as Parent Guarantor
                          By: /s/ Eloise Schmitz
                          Name: Eloise E. Schmitz
                          Title: Senior Vice President, Strategic Planning

                           THE BANK OF NEW YORK TRUST COMPANY, NA, as Trustee
                            By: /s/ M Callahan
                            Name: M. Callahan
                            Title: Vice President

SIGNATURE PAGE TO CCH I FIRST SUPPLEMENTAL INDENTURE
SEPTEMBER 2006

EXHIBIT A

FORMS OF GLOBAL NOTES

[SEE ATTACHED]